UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 24, 2006

Date of Report (Date of Earliest Event Reported)

Pixar

(Exact Name of Registrant as Specified in its Charter)

California	0-26976	68-0086179
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Park Avenue

Emeryville, CA 94608

(510) 752-3000

(Addresses, including zip code, and telephone number, including area code, of principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 24, 2006, Pixar and The Walt Disney Company (“Disney”) issued a joint press release announcing that they had entered into an Agreement and Plan of Merger relating to the acquisition of Pixar by Disney and the other matters described therein. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Joint press release of Pixar and The Walt Disney Company, dated January 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pixar

DATE: January 24, 2006	By:	/s/ SIMON T. BAX
Simon T. Bax Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Joint press release of Pixar and The Walt Disney Company, dated January 24, 2006.